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                                                                       EXHIBIT 5

[BANKERS LIFE INSURANCE COMPANY OF NEW YORK LOGO]

Application to Bankers Life Insurance Company of New York
A Member of the Indianapolis Life Group of Companies

(Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.)

CWA:                                                POLICY #

A. ANNUITANT
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Last Name                   First Name                        Middle or Initial
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Residence Address       City           State           Zip          County
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Issue Age   Sex     Birth Date    Birth State   Soc. Sec. Number   Phone Number
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                                                                   (   )
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Joint Annuitant: Last Name   First Name                       Middle or Initial
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Residence Address       City           State           Zip          County
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Issue Age   Sex     Birth Date    Birth State   Soc. Sec. Number   Phone Number
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                                                                   (   )
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
B. OWNER
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Owner Last Name (if other than Annuitant)  First Name    Middle or Initial   Relationship to Annuitant
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Joint Owner (if any)                       First Name    Middle or Initial   Relationship to Annuitant
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Address                                    City               State          Zip         County
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Owner's Date of Birth         Sex          Soc. Sec. or Tax ID No.     Joint Owner's Date of Birth     Soc. Sec. or Tax ID No.
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Beneficiary: Last Name                First Name              Middle or Initial
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PRIMARY BENEFICIARY FOR DEATH BENEFIT (Print full name, date of birth, relationship and date of trust, if applicable)
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CONTINGENT BENEFICIARY
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C. REPLACEMENT INFORMATION (completion of this section is required)
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Is the annuity applied for intended to replace or change another
annuity or life insurance policy?          [ ] YES            [ ] NO

Company Name                                         Policy No.
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      (if required, replacement forms must accompany this application)
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D. CHOICE SELECTIONS (completion of this section is required)
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I.  WITHDRAWAL CHARGE CHOICE

a. [ ]  Date of Issue Withdrawal Charge Option

b. [ ]  Date of Premium Payment Withdrawal Charge Option

II.  IF INITIAL PREMIUM IS $100,000 OR MORE, PLEASE
ELECT ONE OF THE FOLLOWING FREE

WITHDRAWAL CHOICES:

a. [ ]  Cumulative 10% Option

b. [ ]  Earnings Option
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E. PLAN TYPE        [ ] Non-Qualified        [ ] Non-Qualified (complete below)
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
[ ] IRA Tax Year: ____________       [ ] IRA Rollover                  [ ] IRA Transfer

[ ] SEP                              [ ] SIMPLE IRA                    [ ] ROTH IRA

[ ] 403(b)                           [ ] 401(a) Type: ____________     [ ] 401(k)

[ ] HR-10                            [ ] Other:
                                               --------------------------------

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F. SUBSEQUENT BILLING INFORMATION (if any)
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PAYOR (if other than owner)                   PREMIUM AMOUNT TO BE BILLED
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
PREMIUMS PAYABLE:   [ ] Single Premium          [ ] Annual                     [ ] Semi-Annual
                    [ ] Quarterly               [ ] Monthly

BILLING FORM:       [ ] EFT                     [ ] Premium Notice             [ ] List Bill
                    [ ] Other:
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
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G. PREMIUM ALLOCATION
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
IL ANNUITY AND INSURANCE COMPANY                                                 ROYCE CAPITAL FUND
____%  Fixed Account                                                             ____% Micro-Cap Portfolio

ALGER AMERICAN FAMILY OF FUNDS                                                   SAFECO RESOURCE SERIES TRUST
____%  Midcap Growth Portfolio                                                   ____% Equity Portfolio
____%  Small Capitalization Portfolio                                            ____% Growth Portfolio

FIDELITY VIP AND VIP FUND II                                                     SOGEN VARIABLE FUNDS, INC.
____%  Asset Manager Portfolio                                                   ____% Overseas Variable Portfolio
____%  Contrafund Portfolio
____%  Index 500 Portfolio                                                       T. ROWE PRICE FIXED INCOME SERIES, INC.
____%  Investment Grade Bond Portfolio                                           ____% Limited-Term Bond Portfolio
____%  Equity-Income Portfolio
____%  Growth Portfolio                                                          T. ROWE PRICE INTERNATIONAL SERIES, INC.
____%  Money Market Portfolio                                                    ____% International Stock Portfolio

OCC ACCUMULATION TRUST                                                           VAN ECK WORLDWIDE INSURANCE TRUST
____%  Managed Portfolio                                                         ____% Worldwide Hard Assets Portfolio
____% Small Cap Portfolio

Expected Initial Premium Amount:    $ ____________________                       100% TOTAL PREMIUM ALLOCATION

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 H. AUTOMATIC ACCOUNT REBALANCING (will reduce the Guaranteed Living
    Benefit, if elected.)
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
[ ] YES       [ ] NO   Allocations are based on the current premium allocation

If yes, Automatic Account rebalancing mode:           [ ] Monthly      [ ] Quarterly     [ ] Semi-Annually      [ ] Annually

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I.  DOLLAR COST AVERAGING (will reduce the Guaranteed Living Benefit, if elected)
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[ ]  Transfer from: _______________________________Transfer amount: ($  or  %) ________________________    beginning on _________
                      Portfolio (if Fixed Account, maximum is 20% per year)                                               Date

[ ] MONTHLY      [ ] QUARTERLY TO:

     Portfolio                    Amount or Percentage                     Portfolio                       Amount or Percentage
-------------------------      -----------------------------          ----------------------         -----------------------------
-------------------------      -----------------------------          ----------------------         -----------------------------
-------------------------      -----------------------------          ----------------------         -----------------------------

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J. INTEREST SWEEP FROM FIXED ACCOUNT (quarterly only)
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 [ ] PLEASE TRANSFER INTEREST EARNED IN MY FIXED ACCOUNT TO:

        Portfolio                   Amount or Percentage                        Portfolio                   Amount or Percentage
-------------------------      -----------------------------             ----------------------         --------------------------
-------------------------      -----------------------------             ----------------------         --------------------------
-------------------------      -----------------------------             ----------------------         --------------------------

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K. TELEPHONE TRANSFER AUTHORIZATION
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[ ] I (we) hereby authorize and direct Bankers Life Insurance Company of New
York to accept telephone instructions from any person who can furnish proper identification to make transfers among Fixed and Variable Accounts, change the premium allocation of future investments; and change interest sweep, automatic account balancing, or dollar-cost averaging options. I (we) agree to hold harmless and indemnify Bankers Life Insurance Company of New York, IL Securities, Inc., and their affiliates, and their directors, trustees, officers, employees and agents from any losses arising from such instructions.

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L. ACKNOWLEDGEMENT
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By signing below, the owner understands that:

A. The annuity value may increase or decrease depending on the contract's investment results;
B. The minimum cash value of the variable accounts is not guaranteed;
C. This annuity is a long term commitment to meet insurance and financial goals;
D. The variable annuity applied for is not unsuitable for the owner's insurance investment objectives, financial situation and needs; and E. The Owner acknowledges receipt of the most recent prospectus.

NOTICE: The Owner agrees that to the best of his/her knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Bankers Life's rights or requirements. If Bankers Life makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract; however, any material changes must be accepted in writing by the Owner.

I have read and understand the Acknowledgement and Notice.    [ ] Please send Statements of Additional Information.
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
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M. SIGNATURES
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THE TAXPAYOR IDENTIFICATION NUMBERS SHOWN ON THIS FORM ARE CORRECT (OR THAT I
AM WAITING FOR A NUMBER TO BE ISSUED TO ME).

Dated at ___________________________________________________ this ________________________ day of __________________________________
                     (City, State)

(X) _____________________________________________________________________      (X) _________________________________________________
                       Signature of Proposed Annuitant                                Signature of Joint Annuitant (If applicable)

(X) _____________________________________________________________________      (X) _________________________________________________
                 Signature of Owner (If other than annuitant)                           Signature of Joint Owner (If applicable)

(X) _____________________________________________________________________      (X) _________________________________________________
                    Signature of Registered Representative                                   Printed Name of Broker-Dealer

(X) _____________________________________________________________________      (X) _________________________________________________
                  Printed Name of Registered Representative                                 Registered Representative Number

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REGISTERED REPRESENTATIVE/AGENT CERTIFICATION

By signing this application, the Registered Representative/Agent certifies that:

a. The questions contained in this application were asked of the Owner and the answers duly recorded, that this application is complete and true to the best of my knowledge and belief; and

b. I am an NASD registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and

c. To the best of my knowledge and belief, the annuity applied for [ ] does [ ] does not involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.


DO NOT WRITE IN THIS SPACE










Please send this application to:

                REGULAR MAIL                                       OVERNIGHT MAIL
 Bankers Life Insurance Company of New York          Bankers Life Insurance Company of New York
               P.O. Box 29163                                12900 Metcalf Ave. Ste 200
          Overland Park, KS 66201                           Overland Park, KS 66213-2620

                  [BANKERS LIFE INSURANCE COMPANY OF NEW YORK]


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